Exhibit 19.2


  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

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


  Collection Period                                                                                                     March, 2003
  Distribution Date                                                                                                       4/15/2003
  Transaction Month                                                                                                               1

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $2,849,999,945.81              160,387
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $475,000,000.00         1.239%                 November 17, 2003
   Class A-2 A Notes                                                500,000,000.00         1.400%                     June 15, 2005
   Class A-2 B Notes                                                500,000,000.00         1.324%                     June 15, 2005
   Class A-3 A Notes                                                317,000,000.00         1.890%                  January 15, 2007
   Class A-3 B Notes                                                553,000,000.00         1.334%                  January 15, 2007
   Class A-4 Notes                                                  227,250,000.00         2.410%                   August 15, 2007
   Class B-1 Notes                                                   40,612,000.00         2.850%                  October 15, 2007
   Class B-2 Notes                                                   40,613,000.00         1.714%                  October 15, 2007
   Class C Notes                                                     54,165,000.00         4.180%                  January 15, 2008
   Class D Certificates                                              54,165,000.00         5.000%                   August 17, 2009
                                                                     -------------
      Total                                                      $2,761,805,000.00


  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                               $9,796,661.22                    $0.00           $9,796,661.22
  Repurchased Loan Proceeds Related to Interest                           5,802.89                     0.00                5,802.89
                                                                          --------                     ----                --------
      Total                                                          $9,802,464.11                    $0.00           $9,802,464.11
  Servicer Advances:
  Principal Advances                                                         $0.00                    $0.00                   $0.00
  Interest Advances                                                   2,085,326.56                     0.00            2,085,326.56
                                                                      ------------                     ----            ------------
      Total                                                          $2,085,326.56                    $0.00           $2,085,326.56
  Principal:
  Principal Collections                                             $64,088,588.67                    $0.00          $64,088,588.67
  Prepayments in Full                                                24,668,503.00                     0.00           24,668,503.00
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        671,964.71                     0.00              671,964.71
  Payahead Draws                                                              0.00                     0.00                    0.00
                                                                              ----                     ----                    ----
      Total                                                         $89,429,056.38                    $0.00          $89,429,056.38
  Liquidation Proceeds                                                                                                        $0.00
  Recoveries from Prior Month Charge-Offs                                                                                      0.00
                                                                                                                               ----
      Total Principal Collections                                                                                    $89,429,056.38
  Principal Losses for Collection Period                                                                                 $19,067.43
  Total Regular Principal Reduction                                                                                  $89,448,123.81
  Total Collections                                                                                                 $101,316,847.05

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $101,316,847.05
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                             937.50
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                         $101,317,784.55

  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report


  Collection Period                                                                                                     March, 2003
  Distribution Date                                                                                                       4/15/2003
  Transaction Month                                                                                                               1

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,374,999.95        $2,374,999.95                $0.00
   Amount per $1,000 of Original Balance               0.86                 0.86                 0.00
  Net Swap Payment, Tranche A2 B                       $0.00
  Net Swap Payment, Tranche A3 B                 $195,047.71
  Net Swap Payment, Tranche B-2                   $29,055.22


                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                   $424,960.07         $424,960.07                  $0.00                $0.00               $0.00
   Class A2 A Notes                  486,111.11          486,111.11                   0.00                 0.00                0.00
   Class A2 B Notes                  478,020.83          478,020.83                   0.00                 0.00                0.00
   Class A3 A Notes                  416,062.50          416,062.50                   0.00                 0.00                0.00
   Class A3 B Notes                  532,684.93          532,684.93                   0.00                 0.00                0.00
   Class A4 Notes                    380,328.13          380,328.13                   0.00                 0.00                0.00
   Class B-1 Notes                    80,377.92           80,377.92                   0.00                 0.00                0.00
   Class B-2 Notes                    50,267.05           50,267.05                   0.00                 0.00                0.00
   Class C Notes                     157,228.96          157,228.96                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $3,006,041.50       $3,006,041.50                  $0.00                $0.00               $0.00
  Certificateholders Interest:

   Class D Certificates                $188,072.92         $188,072.92               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $3,194,114.42       $3,194,114.42               $0.00                $0.00               $0.00

  Total Available for Principal Distribution   $95,524,567.25
  Principal Distribution Amounts
                    First Priority Distribution Amount $0.00
   Second Priority Distribution Amount       29,355,823.78
   Third Priority Distribution Amount        54,165,000.00
   Regular Principal Distribution Amount    391,479,176.22
                                            --------------
      Principal Distribution Amount        $475,000,000.00
   Noteholder Principal Distributions:
    Class A1 Notes                                        $95,524,567.25
    Class A2 A Notes                                                0.00
    Class A2 B Notes                                                0.00
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 Notes                                                  0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                    0.00
                                                                    ----
      Total Note Principal Paid                           $95,524,567.25

  Certificateholder Principal Distributions:
   Class D Certificates                                            $0.00
                                                                   -----

  Total Note and Certificate Principal Paid:              $95,524,567.25
  Collections Released to Seller                                   $0.00
  Total Available for Distribution          $101,317,784.55
  Total Distribution (incl. Servicing Fee)  $101,317,784.55

  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report


  Collection Period                                                                                                     March, 2003
  Distribution Date                                                                                                       4/15/2003
  Transaction Month                                                                                                               1

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE           Principal                Interest                  Total
  ----------------------------------------------        Distribution            Distribution            Distribution
  Class A1 Notes                                              $201.10                   $0.89                  $202.00
  Class A2 A Notes                                               0.00                    0.97                     0.97
  Class A2 B Notes                                               0.00                    0.96                     0.96
  Class A3 A Notes                                               0.00                    1.31                     1.31
  Class A3 B Notes                                               0.00                    0.96                     0.96
  Class A4 Notes                                                 0.00                    1.67                     1.67
  Class B-1 Notes                                                0.00                    1.98                     1.98
  Class B-2 Notes                                                0.00                    1.24                     1.24
  Class C Notes                                                  0.00                    2.90                     2.90
                                                                 ----                    ----                     ----
      Total Notes                                              $35.28                   $1.11                   $36.39
  Class D Certificates                                          $0.00                   $3.47                    $3.47
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $34.59                   $1.16                   $35.74


  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,707,640,000.00       1.0000000              $2,612,115,432.75        0.9647204
  Class A1 Notes                               475,000,000.00       1.0000000                 379,475,432.75        0.7988956
  Class A2 A Notes                             500,000,000.00       1.0000000                 500,000,000.00        1.0000000
  Class A2 B Notes                             500,000,000.00       1.0000000                 500,000,000.00        1.0000000
  Class A3 A Notes                             317,000,000.00       1.0000000                 317,000,000.00        1.0000000
  Class A3 B Notes                             553,000,000.00       1.0000000                 553,000,000.00        1.0000000
  Class A4 Notes                               227,250,000.00       1.0000000                 227,250,000.00        1.0000000
  Class B-1                                     40,612,000.00       1.0000000                  40,612,000.00        1.0000000
  Class B-2                                     40,613,000.00       1.0000000                  40,613,000.00        1.0000000
  Class C Notes                                 54,165,000.00       1.0000000                  54,165,000.00        1.0000000
  Class D Certificates                          54,165,000.00       1.0000000                  54,165,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,761,805,000.00       1.0000000              $2,666,280,432.75        0.9654123

  Portfolio Information
  Weighted Average Coupon (WAC)                          4.99%                                           4.99%
  Weighted Average Remaining Maturity (WAM)              48.95                                           48.12
  Remaining Number of Receivables                      160,387                                         158,523
  Portfolio Receivable Balance               $2,849,999,945.81                               $2,760,551,822.00


  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                     $13,355,518.49
  Specified Credit Enhancement Amount                                                                        $27,605,518.22
  Yield Supplement Overcollateralization Amount                                                             $136,432,645.78
  Target Level of Overcollateralization                                                                     $149,788,164.27





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  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report


  Collection Period                                                                                                     March, 2003
  Distribution Date                                                                                                       4/15/2003
  Transaction Month                                                                                                               1

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $14,249,999.73
  Specified Reserve Account Balance                                                                           14,249,999.73
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             14,249,999.73
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $14,249,999.73
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                        $0.00
  Recoveries from Prior Month Charge-Offs                                                                                     $0.00
  Total Principal Losses for Collection Period                                                                           $19,067.43
  Charge-off Rate for Collection Period (annualized)                                                                          0.01%
  Cumulative Net Losses for all Periods                                                                                  $19,067.43


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,155                $19,744,316.22
  61-90 Days Delinquent                                                                             4                    $49,273.86
  91-120 Days Delinquent                                                                            0                         $0.00
  Over 120 Days Delinquent                                                                          0                         $0.00

  Repossesion Inventory                                                                            31                   $515,071.50


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.0000%
  Preceding Collection Period                                                                                               0.0000%
  Current Collection Period                                                                                                 0.0082%
  Three Month Average                                                                                                       0.0000%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.0000%
  Current Collection Period                                                                                                 0.0025%
  Three Month Average                                                                                                       0.0000%




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  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report


  Collection Period                                                                                                     March, 2003
  Distribution Date                                                                                                       4/15/2003
  Transaction Month                                                                                                               1

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                                   $0.00                         $0.00
  New Advances                                                                           2,066,024.76                          0.00
  Servicer Advance Recoveries                                                                    0.00                          0.00
                                                                                                 ----                          ----
  Ending Servicer Advances                                                              $2,066,024.76                         $0.00

  Current Month Interest Advances for Prepaid Loans                                        $19,301.80                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                          $0.00
  Additional Payaheads                                                                                                         0.00
  Payahead Draws                                                                                                               0.00
                                                                                                                               ----
  Ending Payahead Account Balance                                                                                             $0.00





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